EXHIBIT 23.2





                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
ClearWorks.net, Inc.:

We consent to the use of our report incorporated herein by reference.


/s/ KPMG LLP

Houston, Texas
November 30, 2000